Defiance Hotel, Airline, and Cruise ETF
Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.4%
	Consumer Discretionary — 47.7% (a)
17,679	Accor SA	$826,737
122,254	Carnival Corporation (b)(c)	1,997,630
3,503	Choice Hotels International, Inc. (c)	442,604
19,354	H World Group, Ltd. - ADR	749,000
13,699	Hilton Worldwide Holdings, Inc.	2,922,134
2,781	Hyatt Hotels Corporation - Class A (c)	443,903
11,438	InterContinental Hotels Group plc - ADR (c)	1,208,539
9,400	Kyoritsu Maintenance Company, Ltd.	214,900
11,288	Marriott International, Inc. - Class A (c)	2,848,075
483,400	Minor International pcl - NVDR	437,196
44,484	Norwegian Cruise Line Holdings, Ltd. (b)	931,050
13,700	Resorttrust, Inc.	234,225
18,751	Royal Caribbean Cruises, Ltd. (b)	2,606,577
270,000	Shangri-La Asia, Ltd. (b)	169,042
18,968	Whitbread plc	794,077
6,710	Wyndham Hotels & Resorts, Inc.	514,993
		17,340,682
	Industrials — 41.9% (a)
24,294	Air Canada (b)	352,045
372,000	Air China, Ltd. - H-Shares (b)	180,618
20,871	Air France - KLM (b)	232,754
11,383	Alaska Air Group, Inc. (b)	489,355
2,016	Allegiant Travel Company	151,623
58,190	American Airlines Group, Inc. (b)	893,217
21,000	ANA Holdings, Inc.	438,468
174,000	Cathay Pacific Airways, Ltd. (b)	197,645
444,000	China Airlines, Ltd.	270,533
2,424	Copa Holdings SA - Class A	252,484
54,685	Delta Air Lines, Inc.	2,617,771
71,763	Deutsche Lufthansa AG (b)	564,305
50,905	easyJet plc	367,057
363,000	Eva Airways Corporation	358,423
4,638	Hanjin Kal Corporation	204,640
294,369	International Consolidated Airlines Group SA (b)	658,089
19,900	Japan Airlines Company, Ltd.	377,501
36,041	JetBlue Airways Corporation (b)	267,424
24,024	Korean Air Lines Company, Ltd.	387,239
125,469	Norwegian Air Shuttle ASA (b)	189,327
112,472	Qantas Airways, Ltd. (b)	399,904
12,317	Ryanair Holdings plc - ADR	1,793,232
163,100	Singapore Airlines, Ltd.	773,445
3,854	SkyWest, Inc. (b)	266,234
36,168	Southwest Airlines Company	1,055,744
24,400	Spirit Airlines, Inc. (c)	118,096
24,553	United Airlines Holdings, Inc. (b)	1,175,598
7,587	Wizz Air Holdings plc (b)(d)	205,678
		15,238,449
	Real Estate — 9.8%
16,853	Apple Hospitality REIT, Inc.	276,052
19,020	DiamondRock Hospitality Company	182,782
46,561	Host Hotels & Resorts, Inc.	962,882
676	Invincible Investment Corporation	303,283
453	Japan Hotel REIT Investment Corporation	237,358
18,535	Park Hotels & Resorts, Inc.	324,177
9,406	Pebblebrook Hotel Trust (c)	144,946
16,734	RLJ Lodging Trust	197,796
4,905	Ryman Hospitality Properties, Inc.	567,067
21,808	Service Properties Trust	147,858
19,106	Sunstone Hotel Investors, Inc.	212,841
		3,557,042
	TOTAL COMMON STOCKS (Cost $34,172,008)	36,136,173

Units	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.7%
3,169,314	Mount Vernon Liquid Assets Portfolio, LLC, 5.52% (e)(f)	3,169,314
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,169,314)	3,169,314

Shares	SHORT-TERM INVESTMENTS — 0.2%
61,350	First American Government Obligations Fund - Class X, 5.23% (e)	61,350
	TOTAL SHORT-TERM INVESTMENTS (Cost $61,350)	61,350

	TOTAL INVESTMENTS (Cost $37,402,672) — 108.3%	39,366,837
	Liabilities in Excess of Other Assets — (8.3)%	(3,000,358)
	NET ASSETS — 100.0%	$36,366,479

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.
NVDR Non-Voting Depositary Receipt.

(a) To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b) Non-income producing security.
(c) All or a portion of this security is out on loan as of March 31, 2024. The total value of securities on loan is $3,027,207 or 8.3% of net assets.
(d) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. At March 31, 2024, the value of this security amounted to $205,678 or 0.6% of net assets.
(e) Rate shown is the annualized seven-day yield as of March 31, 2024.
(f) Privately offered liquidity fund.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

Defiance Hotel, Airline, and Cruise ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$36,136,173	$–	$–	$36,136,173
Investments Purchased with Proceeds From Securities Lending	–	3,169,314	–	3,169,314
Short-Term Investments	61,350	–	–	61,350
Total Investments in Securities	$36,197,523	$3,169,314	$–	$39,366,837

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended March 31, 2024, the Fund did not recognize any transfers to or from Level 3.